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            SUPPLEMENT DATED FEBRUARY 25, 2005 TO BE ATTACHED TO THE
                     DIVERSIFIED INVESTORS VARIABLE FUNDS/
                           THE DIVERSIFIED INVESTORS
                      STRATEGIC VARIABLE FUNDS PROSPECTUS
                               DATED MAY 1, 2004

     Diversified Investors Securities Corp. ("DISC") is the distributor of the Contracts and a subsidiary of the Funds' investment adviser, Diversified Investment Advisors, Inc. ("DIA").

     On February 18, 2005, DISC was notified by NASD staff that it had made a preliminary determination to recommend disciplinary action against DISC based on claims of alleged market timing activity in the Diversified Investors International Equity Fund (the "International Equity Fund") between July 1, 2003 and October 31, 2003. NASD staff contends that DISC facilitated certain shareholders' trading in the International Equity Fund in contravention of prospectus provisions that took effect on or about July 1, 2003, and otherwise violated NASD rules. NASD staff also has alleged that DISC violated certain record retention rules relating to email communications.

     Like many U.S. financial services companies, DISC and DIA have responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and DIA have cooperated fully with each request.

     Although it is not anticipated that these developments will have an adverse effect on the Contracts, there can be no assurance at this time.

Form 2892 (rev. 2/2005)                                                 33-73734
                                                                       333-08543